Exhibit 10.5

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is entered into as of July 2, 2010, by and among Daniel Mendes (the “Subordinated Creditor”), DRS Inc., a Nevada corporation (the “Company”) and G2 International, Inc., a Texas Corporation (the “Senior Lender”).

WHEREAS, the Company has issued a Secured Promissory Note in favor of the Senior Lender dated of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the “Senior Note”) pursuant to which, among other things, Senior Lender has agreed, subject to the terms and conditions set forth in the Senior Note, to make certain loans to the Company and all of the Company’s obligations to Senior Lender under the Senior Note are secured by a first-priority security interest in all of the Company’s right, title and interest in and to the receivables described in Exhibit A hereto, which may be amended from time to time to reflect the receivables securing the Senior Note (the “Collateral”); and

WHEREAS, in extending or continuing to extend credit to the Company under the Senior Note, Senior Lender is relying on the subordination and agreements relating to the Collateral set forth in this Agreement.

NOW, THEREFORE, in order to induce Senior Lender to consummate the transactions contemplated by the Senior Note, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.           Subordination. Subordinated Creditor hereby subordinates, and, until the indebtedness owing by the Company to the Senior Lender is paid in full, agrees not to exercise any rights or remedies with respect to, any and all liens, security interests, claims, demands, causes of action, actions, and other rights, however arising, including, without limitation, the right to levy, distrain, sue, execute, or sell or other indebtedness of the Company to the Subordinated Creditor, which Subordinated Creditor now has or may hereafter acquire (the “Subordinated Indebtedness”), with respect to any Collateral now or hereafter designated (regardless of whether such Collateral is now owned or hereafter acquired by the Company), including without limitation, all additions, replacements, and substitutions therefor, and all proceeds thereof.

2.           No Waiver; Amendments.  No delay, failure or discontinuance of Senior Lender in exercising any right, power or remedy hereunder or under any other document, instrument or agreement related to the Senior Lender's security interest in the Collateral shall affect such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect the further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of Senior Lender hereunder are cumulative and not exclusive.  Any waiver, permit, consent or approval of any kind by Senior Lender of any breach of or default under this Agreement, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in such writing.  This Agreement may be amended or modified only in writing signed by all parties hereto.

3.           Notices. All notices, requests and demands given to or made upon the parties hereto must be in writing and shall be deemed to have been given or made when personally delivered or two (2) days after any of the same are deposited in the U.S. mail, first class and postage prepaid, sent to the address set forth above in this case of Senior Lender and below after the signature of each party, or to such other address as may be designated by written notice to Senior Lender and all parties.

4.           Governing Law; Successors, and Assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

In witness whereof, the parties hereto have executed this Agreement as of the date first written above.

Senior Lender:
G2 International, Inc.
a Texas corporatoin
By: /s/ Gust Kepler
Gust Kepler, President
Address:	13155 Noel Rd.
Suite #1810 Dallas, Tx. 75254
Telephone:	(972) 726-9203
Fax:	(972) 726-7749
Company:

DRS Inc,
a Nevada corporatoin

By: /s/ Daniel Mendes
Daniel Mendes, President
Address:	8245 SE 36th St.
Mercer Island, WA 98040
Telephone:	(206) 920-9104
Telecopy:	_____________________

Subordinated Lender:

/s/ Daniel Mendes
Daniel Mendes, Individually
Address:	8245 SE 36th St.
Mercer Island, WA 98040
Telephone:	(206) 920-9104
Telecopy:	_____________________

EXHIBIT A

Description of Collateral

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4205
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/20/2010

Customer Information
Camwest The Woodlands West
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/25/2010	095-017-12-100	Woodlands#17 17024 NE 120th St. Redmond	10,999	0.74 9.50%	8,139,26T 773.23
Thank you for your business.					Balance Due	$8,912.49
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4202
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/20/2010

Customer Information
Camwest The Woodlands West
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/25/2010	095-010-12-100	Woodlands#10 16916 NE 120th St, Redmond	11,848	0.74 9.50%	8,767.52T 832.91
Thank you for your business.					Balance Due	$9,600.43
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4201
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/16/2010

Customer Information
Camwest Hazelwood
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/22/2010	104-061-12-100	Woodlands#161 11568 178th PL NE, Redmond	9,125	0.74 9.50%	6,752.50T 641.49
Thank you for your business.					Balance Due	$7,393.99
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4189
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/2/2010

Customer Information
Camwest Hazelwood
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/10/2010	104-02-12-100	Hazelwood#2 11427 177th PL NE, Redmond	9,271	0.74 9.50%	6,860.54T 651.75
Thank you for your business.					Balance Due	$7,512.29
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4187
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/2/2010

Customer Information
Camwest Hazelwood
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/9/2010	104-072-12-100	Hazelwood#72 11441 178th PL NE, Redmond	9,271	0.74 9.50%	6,860.54T 651.79
Thank you for your business.					Balance Due	$7,512.29
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com